UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): April 4, 2006


                             Klever Marketing, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)



           Delaware                      000-18730                363688583
           ---------                     ---------                ---------
(State or other jurisdiction of        (Commission File         (IRS Employer
       incorporation)                      Number)           Identification No.)



                      3785 S 700 E Salt Lake City, UT 84106
               (Address of principal executive offices) (Zip Code)





        Registrant's telephone number, including area code (801) 322-1221
                                                           --------------




                                       N/A
         (Former name or former address, if changed since last report.)
                   419 1/2 West 500 South Bountiful, UT 84101

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On March 30, 2006, Klever Marketing's Board appointed John Zaccheo as a Member and released C. Terry Warner with thanks. On March 31, 2006 Danny Warner resigned as EVP of Business Development.

ITEM 8.01 OTHER EVENTS.

         Klever Marketing has closed their office located at 419 1/2 West 500 South in Bountiful, Utah. Their new office is located at 3785 South 700 East, Salt Lake City, UT 84106

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               Klever Marketing, Inc.


Date: April 4, 2006                            By: /s/ D Paul Smith
                                                   ----------------
                                                        CFO